First Quarter 2019 Earnings Presentation May 2, 2019 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the first quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10- Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of the Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, significant temporary idling charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs and the reversal of our tax valuation allowance that are not part of the Company's core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of the Clairton coke making facility fire, the USW agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, significant temporary idling charges and restart and related costs associated with Granite City Works. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

FIRST QUARTER UPDATE

First Quarter 2019 Financial Highlights Reported Net Earnings $ Millions Adjusted Net Earnings $ Millions $592 $321 $324 $262 $291 $214 $57 $81 $18 $54 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Profit Adjusted 1% 6% 8% 16% 2% 2% 7% 9% 9% 2% Margin: Profit Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $400 $398 $526 $535 $321 $451 $255 $285 $127 $142 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Segment Adjusted EBIT 4% 9% 11% 11% 4% EBITDA 8% 12% 14% 14% 8% 2 Margin1: Margin : 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 5

Flat-rolled Segment Key Segment Statistics Select End – Market Indicators1 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Automotive Shipments: 2,534 2,584 2,659 2,733 2,725 March light vehicle sales are up month-over-month (m-o-m) in 000s, net tons and year-over-year (y-o-y), beating expectations, and almost offsetting the weather impacted slow start to Jan-Feb sales. Production: 2,784 2,841 2,933 3,334 3,075 in 000s, net tons Industrial Equipment 2019 still expected to outpace 2018, despite a slower than Adjusted EBITDA $ Millions expected start to the year. $426 $392 Service Centers $316 March carbon flat-rolled shipments slightly higher than $199 February 2019. Months supply of inventory at 2.1. $123 Contract vs. Spot Mix 79% Contract; 21% Spot 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 1% EBITDA 17% Margin: 6% 13% 15% 16% 8% 33% Average Selling Price $ / net ton $819 $859 $823 $798 $740 22% 6% 21% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Firm (33%) Market Based Semi-Annual (1%) Cost Based (6%) Market Based Quarterly (22%) Spot (21%) Market Based Monthly (17%) 6 1Source: Wards, Customer Reports, MSCI

U. S. Steel Europe Segment Key Segment Statistics Select End – Market Indicators1 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Automotive Shipments: 1,127 1,156 1,101 1,073 1,064 EU car production expected to decline 1.7% y-o-y in 2019, in 000s, net tons however the V4 region2 is projected to grow 0.7% over the same time frame. Production: 1,292 1,308 1,210 1,213 1,159 in 000s, net tons Construction In 2019, the construction sector is expected to grow by 2.1% Adjusted EBITDA $ Millions y-o-y, driven largely by public construction investments. $130 $136 Service Center $95 $85 Short lead times from mills and limited demand is resulting in $52 higher than normal inventory levels. Contract vs. Spot Mix 70% Contract; 30% Spot 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 7% EBITDA 6% Margin: 16% 16% 12% 11% 7% Average Selling Price $ / net ton 48% $707 $707 $686 $669 $670 30% 9% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Firm (48%) Cost Based (9%) Market Based Quarterly (6%) Spot (30%) Market Based Monthly (7%) 7 1Source: Eurofer, USSK Marketing, IHS, Eurometal 2Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia

Tubular Segment Key Segment Statistics Select End – Market Indicators1 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Oil Prices Shipments: 179 201 184 216 207 West Texas Intermediate Oil Price at ~$65/barrel, up ~45% in 000s, net tons since the end of 2018. Imports Imports of OCTG remain high. During 1Q, import share of OCTG Adjusted EBITDA $ Millions apparent market demand is projected to be approximately 50%. $18 $21 OCTG Inventory $8 Overall, OCTG supply chain inventory is between 2-1/2 and 3 months. ($14) Contract vs. Spot Mix 29% Program; 71% Spot ($23) 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 EBITDA (5%) (7%) 6% 2% 6% Margin: 29% Average Selling Price $ / net ton $1,602 $1,549 $1,387 $1,449 $1,488 71% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Program (29%) Spot (71%) 8 1Source: Bloomberg, US Department of Commerce, Preston Publishing

First Quarter Segment EBITDA Bridges 1Q 2018 vs 1Q 2019 Flat-rolled $ Millions Commercial: The favorable impact is primarily the result of higher $218 average realized prices and increased volumes. Raw Materials: The unfavorable impact is primarily the result of ($67) higher costs for coal and outside purchased coke. ($43) ($32) Maintenance & Outage: The unfavorable impact is primarily the $199 $123 result of higher planned outages. Other: The unfavorable impact is primarily the result of higher 1Q Commercial Raw Maintenance Other 1Q costs for energy. 2018 Materials & Outage 2019 U. S. Steel Europe $ Millions Commercial: The unfavorable impact is primarily the result of decreased volumes, partially offset by higher average realized prices. ($3) ($15) Raw Materials: The unfavorable impact is primarily the result of ($12) $130 higher costs for iron ore and coal. ($48) Maintenance & Outage: The unfavorable impact is primarily the $52 result of higher planned outages. Other: The unfavorable impact is primarily the result of 1Q Commercial Raw Maintenance Other 1Q 2018 Materials & Outage 2019 unfavorable change in the U.S. Dollar / Euro exchange rate. Tubular $ Millions Commercial: The favorable impact is primarily the result of higher $40 average realized prices and increased in volumes. ($2) ($1) ($2) $21 Raw Materials: The change is not material. ($14) Maintenance & Outage: The change is not material. 1Q Commercial Raw Maintenance Other 1Q Other: The change is not material. 2018 Materials & Outage 2019 9

FINANCIAL FLEXIBILITY

Cash and Liquidity Positions Cash from Operations $ Millions Cash and Cash Equivalents $ Millions $29 $938 $1,515 $1,553 $826 $754 $1,372 $1,000 $755 $360 $676 ($99) YE 2015 YE 2016 YE 2017 YE 2018 1Q 2018 1Q 2019 YE 2015 YE 2016 YE 2017 YE 2018 1Q 2018 1Q 2019 Total Estimated Liquidity $ Millions Net Debt $ Millions $3,350 $3,179 $2,383 $2,899 $2,830 $1,716 $2,375 $2,501 $1,480 $1,516 $1,381 $1,150 YE 2015 YE 2016 YE 2017 YE 2018 1Q 2018 1Q 2019 YE 2015 YE 2016 YE 2017 YE 2018 1Q 2018 1Q 2019 We currently expect 2019 capital spending to increase to $1,300 million as a result of the restart of the Fairfield EAF and repairs at our Clairton facility 11

Proactively De-Risked Our Debt Maturity Profile MaturityReduction profile in Reduction in near-term significantlycontrollableDebt overheadextended Maturity~$150M2025 maturities ~$1.8B next significant EBITDA opportunity Reduction in near-term Profile debt maturity maturities March 2019: $317M $752M $759M $527M $227M $66M $5M $6M $13M $62M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ June 2017: $2,089M $1,185M $527M $435M $410M $165M $12M $59M $0M $60M $0M $108M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 12

STRATEGY UPDATE

Building a Solid Foundation for Our Future OUR STRATEGY CRITICAL SUCCESS FACTORS ▪ Enhance operational excellence: 1 safe, environmentally Move Down the Cost Curve responsible, reliable and cost effective operations 2 ▪ Create operating leverage: revitalized steelmaking assets Win in Attractive Markets with improved operational performance 3 ▪ Invest in technology: cost structure and product Move Up the Talent Curve capabilities to serve attractive markets 14

Our Critical Success Factors Move Down the Cost Curve Win in Attractive Markets Move Up the Talent Curve Improve through-cycle Increase capabilities to Attract, develop, and retain profitability: grow share in attractive top talent: markets where we can: ̶ Continue investments in ̶ Earn outsized margins in ̶ Advance our culture Asset Revitalization and growing markets Reliability Centered ̶ Strengthen our Maintenance ̶ Differentiate on the commitment to our basis of cost, quality and S.T.E.E.L. Principles ̶ Focus on innovation and product attributes technology ̶ Reduce impact of demand cyclicality 15

Focus on Innovation and Technology To Drive Sustainable Cost Improvements Strategic Investment Sustainable Cost Improvements Post Investment Horizon • Reduces rounds cost for seamless production by ~$90/ton Electric Arc • Further strengthens competitive position Furnace to supply most attractive segment of OCTG market • Expands structural cost advantage at Endless Mon Valley by ~$35/ton through improved Casting yield and enhanced operating efficiency and Rolling • Creates significant footprint optionality driving productivity benefits at Gary Move Down the Cost Curve Win in Attractive Markets Move Up the Talent Curve 16

Creating New Boundaries Through Dimensions and Differentiation Investment: Asset Revitalization Endless Casting and Rolling New Boundaries: More Automotive Line Pipe HRC AHSS Industrial HRC Ability to to Ability Differentiate HRC Less Going thinner Going thicker Thin Steel Gauge Thick Move Down the Cost Curve Win in Attractive Markets Move Up the Talent Curve 17

Attract, Develop and Retain Top Talent Safety First Move Up the Talent Curve ▪ Trust & Respect Continue to strengthen culture of caring through a shared vision for our future Environmentally Friendly Activities ▪ Accelerate talent upskilling through leadership Ethical Behavior development and capability building programs awful Business Conduct L ▪ Enhance diversity & inclusion initiatives Move Down the Cost Curve Win in Attractive Markets Move Up the Talent Curve 18 1Per ton of Flat-rolled raw steel production

APPENDIX

# First Quarter Segment EBITDA Bridges

## 4Q 2018 vs 1Q 2019

Flat-rolled $ Millions


$426
($114)
($42)
($48)
($23)
$199
4Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2019

U. S. Steel Europe $ Millions


$85
($24)
$2
($3)
($8)
$52
4Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2019

Tubular $ Millions


$8
$7
$19
($10)
($3)
$21
4Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2019

Commercial: The unfavorable impact is primarily the result of lower average realized prices and unfavorable seasonal impact from lower third party pellet sales.

Raw Materials: The unfavorable impact is primarily the result of higher costs for coal.

Maintenance & Outage: The unfavorable impact is primarily the result of higher planned outages.

Other: The unfavorable impact is primarily the result of lower earnings from joint ventures and higher energy costs.

Commercial: The unfavorable impact is primarily the result of lower average realized prices.

Raw Materials: The change is not material.

Maintenance & Outage: The change is not material.

Other: The unfavorable impact is primarily the result of higher energy costs.

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The favorable impact is primarily the result of lower costs for steel substrate for both hot rolled bands from our Flat-Rolled segment and rounds purchased from third-party suppliers.

Maintenance & Outage: The unfavorable impact is primarily the result of higher planned outages.

Other: The change is not material.

United States Steel Corporation
20

Total Corporation Adjusted EBITDA Bridges 1Q 2018 vs 1Q 2019 $ Millions 1Q 2018 vs 1Q 2019 $ Millions $255 $76 $35 ($84) ($3) ($56) ($78) ($85) $255 $285 $255 $285 1Q Commercial Raw Maintenance Other 1Q 1Q Flat- U. S. Steel Tubular Other 1Q 2018 Materials & Outage 2019 2018 rolled Europe 2019 4Q 2018 vs. 1Q 2019 $ Millions 4Q 2018 vs. 1Q 2019 $ Millions ($131) ($21) $13 ($61) $535 ($227) $535 ($37) ($33) ($3) $285 $285 4Q Commercial Raw Maintenance Other 1Q 4Q Flat- U. S. Steel Tubular Other 1Q 2018 Materials & Outage 2019 2018 Rolled Europe 2019 21

Reconciliation of segment EBITDA Segment EBITDA – Flat-Rolled 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes $33 $224 $305 $328 $95 Depreciation 90 92 87 98 104 Flat-Rolled Segment EBITDA $123 $316 $392 $426 $199 Segment EBITDA – U. S. Steel Europe 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes $110 $115 $72 $62 $29 Depreciation 20 21 23 23 23 U. S. Steel Europe Segment EBITDA $130 $136 $95 $85 $52 Segment EBITDA – Tubular 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 ($ millions) Segment earnings before interest and income taxes ($27) ($35) $7 ($3) $10 Depreciation 13 12 11 11 11 Tubular Segment EBITDA ($14) ($23) $18 $8 $21 22

Reconciliation of net debt Net Debt YE YE YE YE 1Q 1Q ($ millions) 2015 2016 2017 2018 2018 2019 Short-term debt and current maturities of long- $45 $50 $3 $65 $281 $66 term debt Long-term debt, less unamortized discount and 3,093 2,981 2,700 2,316 2,571 2,326 debt issuance costs Total Debt $3,138 $3,031 $2,703 $2,381 $2,852 $2,392 Less: Cash and cash equivalents 755 1,515 1,553 1,000 1,372 676 Net Debt $2,383 $1,516 $1,150 $1,381 $1,480 $1,716 23

Cash Conversion Cycle Cash Conversion Cycle 4Q 2018 1Q 2019 $ $ millions Days millions Days Accounts Receivable, net $1,659 42 $1,729 43 + Inventories $2,092 58 $2,133 60 − Accounts Payable and Other Accrued $2,477 72 $2,478 70 Liabilities = Cash Conversion Cycle 28 33 Accounts Receivable Days is calculated as Average Accounts Receivable, net divided by total Net Sales multiplied by the number of days in the quarter. Inventory Days is calculated as Average Inventory divided by total Cost of Sales multiplied by the number of days in the quarter. Accounts Payable Days is calculated as Average Accounts Payable and Other Accrued Liabilities less bank checks outstanding and other current liabilities divided by total Cost of Sales multiplied by the number of days in the quarter. Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days. 24

Reconciliation of reported and adjusted net earnings ($ millions) 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Reported net earnings attributable to U. S. Steel $18 $214 $291 $592 $54 Clairton coke making facility fire ─ ─ ─ ─ 27 United Steelworkers labor agreement signing bonus and ─ ─ ─ 88 ─ related costs Reversal of tax valuation allowance ─ ─ ─ (374) ─ Loss (gain) on equity investee transactions ─ (18) ─ (20) ─ Loss on debt extinguishment and other related costs 49 28 3 21 ─ Granite City Works restart and related costs ─ 36 27 17 ─ Granite City Works temporary idling charges (10) 2 ─ ─ ─ Adjusted net earnings attributable to U. S. Steel $57 $262 $321 $324 $81 25

Reconciliation of adjusted EBITDA ($ millions) 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Reported net earnings attributable to U. S. Steel $18 $214 $291 $592 $54 Income tax (benefit) provision 1 12 23 (339) 8 Net interest and other financial costs 118 75 59 60 49 Reported earnings before interest and income taxes $137 $301 $373 $313 $111 Depreciation, depletion and amortization expense 128 130 126 137 143 EBITDA $265 $431 $499 $450 $254 Clairton coke making facility fire ─ ─ ─ ─ 31 United Steelworkers labor agreement signing bonus and ─ ─ ─ 88 ─ related costs Loss (gain) on equity investee transactions ─ (18) ─ (20) ─ Granite City Works restart and related costs ─ 36 27 17 ─ Granite City Works temporary idling charges (10) 2 ─ ─ ─ Adjusted EBITDA $255 $451 $526 $535 $285 26

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com